Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Business	Business: Torchmark Corporation (Torchmark or alternatively, the Company) through its subsidiaries provides a variety of life and health insurance products and annuities to a broad base of customers.
Basis of Presentation

Basis of Presentation:    The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), under guidance issued by the Financial Accounting Standards Board (FASB). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

Principles of Consolidation:    The consolidated financial statements include the results of Torchmark and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Torchmark accounts for its variable interest entities under accounting guidance which clarifies the definition of a variable interest and the instructions for consolidating variable interest entities (VIE’s). Only primary beneficiaries are required or allowed to consolidate VIE’s. Therefore, a company may have voting control of a VIE, but if it is not the primary beneficiary of the VIE, it is not permitted to consolidate the VIE. The trust that is liable for Torchmark’s Trust Preferred Securities meets the definition of a VIE. However, Torchmark is not the primary beneficiary of this entity because its interest is not variable. Therefore, Torchmark is not permitted to consolidate its interest, even though it owns 100% of the voting equity of the trust and guarantees its performance. For this reason, Torchmark reports its 7.1% Junior Subordinated Debentures due to the trust as “Due to affiliates” each period at its carrying value. However, Torchmark views the Trust Preferred Securities as it does any other debt offering and consolidates the trust in its segment analysis because GAAP requires that the segment analysis be reported as management views its operations and financial condition.

Additionally, as further described under the caption Low-Income Housing Tax Credit Interests below in this note, Torchmark holds passive interests in limited partnerships which provide investment returns through the provision of tax benefits (principally from the transfer of Federal or state tax credits related to federal low-income housing). These interests are also considered to be VIEs. They are not consolidated because the Company has no power to control the activities that most significantly affect the economic performance of these entities and therefore the Company is not the primary beneficiary of any of these interests. Torchmark’s involvement is limited to its limited partnership interest in the entities. Torchmark has not provided any other financial support to the entities beyond its commitments to fund its limited partnership interests, and there are no arrangements or agreements with any of the interests to provide other financial support. The maximum loss exposure relative to these interests is limited to their carrying value.

When a component of Torchmark’s business is sold or expected to be sold during the ensuing year, Torchmark reports the assets and liabilities of the component as assets and liabilities of subsidiaries held for sale. Assets or liabilities of subsidiaries held for sale are segregated and are recorded in the Consolidated Balance Sheets at the lower of the carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Torchmark reports the results of operations of a business as discontinued operations when the component is sold or expected to be sold, the operations and cash flows of the business have been or will be eliminated from the ongoing operations as a result of the disposal transaction, and Torchmark will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in discontinued operations in the Consolidated Statements of Operations for current and prior periods commencing in the period in which the business is either disposed of or is accounted for as a disposal group, including any gain or loss recognized on the sale or adjustment of the carrying amount to fair value less cost to sell. Major components of the income from discontinued operations are separately disclosed in Note 3 — Discontinued Operations in the Notes to the Consolidated Financial Statements. Because the business has been sold or classified as held for sale and its operations are discontinued, the financial results of the business are excluded from the Notes to the Consolidated Financial Statements, other than in Note 3, the Consolidated Statements of Cash Flows, and Note 2 — Statutory Accounting.

Investments

Investments:    Torchmark classifies all of its fixed-maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Mortgage loans, included in “Other long-term investments,” are carried at amortized cost. Investments in real estate, included in “Other long-term investments,” are reported at cost less allowances for depreciation. Depreciation is calculated on the straight-line method. Short-term investments include investments in interest-bearing time deposits with original maturities of twelve months or less.

Gains and losses realized on the disposition of investments are determined on a specific identification basis. Income attributable to investments is included in Torchmark’s net investment income. Net investment income for the years ended December 31, 2011, 2010, and 2009 included $552 million, $522 million, and $487 million, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Fair Value Measurements

Fair Value Measurements:    Fair values for cash, short-term investments, short-term debt, receivables and payables approximate carrying value. Fair values for long-term debt investments, equity securities, and certain other assets are determined in accordance with specific accounting guidance. Fair values are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments in active markets, quotes in inactive markets, or other observable criteria. For specific information regarding Torchmark’s measurements and procedures in valuing financial instruments, please see Note 4—Investments under the caption Fair value measurements. The fair values of Torchmark’s long-term debt issues, along with the trust preferred securities, are based on quoted market prices. Mortgage loans are valued at discounted cash flows.

Impairment of Investments

Impairment of Investments:    Torchmark evaluates securities for other-than-temporary impairment as described in Note 4—Investments under the caption Other-than-temporary-impairments. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. The written-down security will be amortized and revenue recognized in accordance with estimated future cash flows.

Current accounting guidance is such that if an entity intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings. Otherwise, losses on fixed maturities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss and the portion of loss which is due to other factors. The credit loss portion is charged to earnings while the loss due to other factors is charged to other comprehensive income.

Cash	Cash: Cash consists of balances on hand and on deposit in banks and financial institutions. Overdrafts arising from the overnight investment of funds offset cash balances on hand and on deposit
Recognition of Premium Revenue and Related Expenses

Recognition of Premium Revenue and Related Expenses:    Premium income for traditional long-duration life and health insurance products is recognized when due from the policyholder. Premiums for short-duration health contracts are recognized as revenue over the contract period in proportion to the insurance protection provided. Profits for limited-payment life insurance contracts are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues for such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Life premium includes policy charges of $24 million, $26 million, and $28 million for the years ended December 31, 2011, 2010, and 2009, respectively. Other premium consists of annuity policy charges in each year. Profits are also earned to the extent that investment income exceeds policy liability interest requirements. The related benefits and expenses are matched with revenues by means of the provision of future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits

Future Policy Benefits:    The liability for future policy benefits for universal life-type products is represented by policy account value. The liability for future policy benefits for all other life and health products, approximately 81% of total future policy benefits, is provided on the net level premium method based on estimated investment yields, mortality, morbidity, persistency and other assumptions which were considered appropriate at the time the policies were issued. Assumptions used are based on Torchmark’s previous experience with similar products. Once established, assumptions for these products are generally not changed. An additional provision is made on most products to allow for possible adverse deviation from the assumptions. These estimates are periodically reviewed and compared with actual experience. If it is determined that existing contract liabilities, together with the present value of future gross premiums, will not be sufficient to cover the present value of future benefits and to recover unamortized acquisition costs, then a premium deficiency exists. Such a deficiency would be recognized immediately by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future policy benefits. From that point forward, the liability for future policy benefits would be based on the revised assumptions.

Deferred Acquisition Costs

Deferred Acquisition Costs: Certain costs of acquiring new insurance business are deferred and recorded as an asset. These costs are essential to the acquisition of new insurance business and are directly related to the successful issuance of an insurance contract including sales commissions, policy issue costs, and underwriting costs for policies that are successfully issued. Deferred acquisition costs are amortized in a systematic manner which matches these costs with the associated revenues. The method of amortization has not changed due to the adoption of the new guidance described under the caption Adoption of New Accounting Standard following in this Note. Policies other than universal life-type policies are amortized with interest over the estimated premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. Limited-payment contracts are amortized over the contract period. Universal life-type policies are amortized with interest in proportion to estimated gross profits. The assumptions used to amortize acquisition costs with regard to interest, mortality, morbidity, and persistency are consistent with those used to estimate the liability for future policy benefits. For interest-sensitive and deposit-balance type products, these assumptions are reviewed on a regular basis and are revised if actual experience differs significantly from original expectations. For all other products, amortization assumptions are generally not revised once established. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to determine if there is a premium deficiency. These tests ensure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. These cash flows consist primarily of premium income, less benefits and expenses taking inflation into account. The present value of these cash flows, less the benefit reserve, is then compared with the unamortized deferred acquisition cost balance. In the event the estimated present value of net cash flows is less, the deficiency would be recognized by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future benefits, as described under the caption Future Policy Benefits.

Advertising Costs

Advertising Costs: Costs related to advertising are generally charged to expense as incurred. However, certain direct response advertising costs are capitalized when there is a reliable and demonstrated relationship between total costs and future benefits that is a direct result of incurring these costs. Torchmark’s Direct Response advertising costs consist primarily of the production and distribution costs of direct mail advertising materials, and when capitalized are included as a component of deferred acquisition costs. They are amortized in the same manner as other deferred acquisition costs. Direct response advertising costs charged to earnings and included in other operating expense were $16 million, $12 million, and $10 million in 2011, 2010, and 2009, respectively. Capitalized advertising costs were $1 billion at December 31, 2011 and $972 million at December 31, 2010.

The adoption of the new accounting guidance described below changed the method by which Torchmark reports direct response advertising costs. Prior to the adoption, the Company capitalized all such advertising costs as permitted under previous guidance.

Adoption of New Accounting Standard

Adoption of New Accounting Standard: Torchmark has adopted the new accounting guidance under Accounting Standard Update 2010-26 (ASU 2010-26), issued by the FASB concerning policy acquisition costs. While the guidance was not effective until January 1, 2012, the Company elected to retrospectively adopt the new guidance as permitted by ASU 2010-26. Retrospective adoption means that the deferred acquisition cost asset has been adjusted to a level as if the new guidance had been in effect in prior periods presented, with an adjustment to the opening balance of retained earnings for the cumulative effect of the change in accounting guidance. This new guidance amends the previous accounting for costs associated with acquiring or renewing insurance contracts in order to address the diversity in practice surrounding the capitalization and deferral of these costs. As a result of this new standard, certain costs that were previously capitalized (deferred) and amortized as deferred acquisition costs are no longer allowed to be deferred and are expensed as incurred. The new guidance limits the deferral of costs to those direct incremental costs related to the successful issuance of an insurance contract, and includes primarily sales commissions, policy issue, and underwriting costs for policies that are successfully issued. Previously, the Company was allowed to defer any cost that varied with and related to the production of new business. For Torchmark, the costs that are no longer deferrable primarily relate to agent distribution systems, and include such costs as training, recruiting, office space, and certain management and underwriting expenses.

The limitations on acquisition cost deferrals resulting from the retrospective adoption have resulted in an increase in commissions and expenses from those previously reported. However, as a result of the retrospective writedown of the deferred acquisition cost asset, the amortization of previously deferred costs decreased, partially offsetting the impact of the increased expenses. The cumulative effect of the retrospective adoption of the standard resulted in a decrease in shareholders’ equity of $309 million as of January 1, 2009. A summary of the impact on previously reported financial statement balances due to the adoption is as follows:

	For the years ended December 31,
	2011		2010		2009
	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted
Amortization of deferred acquisition costs	$424,781	$364,583	$418,890	$362,390	$415,986	$355,986
Commissions, premium taxes, and non-deferred acquisition expenses	124,134	216,216	125,330	209,827	128,620	222,126
Income taxes	237,326	226,166	256,274	246,475	191,024	179,297
Income from continuing operations	518,340	497,616	522,293	504,095	386,052	364,273
Net income	517,885	497,161	517,064	498,866	404,953	383,174
Basic net income per share:
Continuing operations	$4.79	$4.60	$4.28	$4.13	$3.10	$2.93
Net income	4.78	4.59	4.24	4.09	3.25	3.08
Diluted net income per share:
Continuing operations	4.72	4.53	4.24	4.09	3.10	2.93
Net income	4.72	4.53	4.20	4.05	3.25	3.08

	As of December 31,
	2011		2010
	Previously Reported	As Adjusted	Previously Reported	As Adjusted
Deferred acquisition costs	$3,484,851	$2,916,732	$3,406,335	$2,869,546
Current and deferred income taxes payable	1,518,695	1,319,853	1,209,433	1,021,556
Accumulated other comprehensive income	549,423	549,916	22,958	23,092
Retained earnings	3,634,481	3,264,711	3,473,482	3,124,436
Shareholders’ equity	4,228,908	3,859,631	4,016,241	3,667,329

*	Adoption resulted in the addition of non-deferred acquisition expenses of $92 million, $84 million, and $94 million in 2011, 2010, and 2009, respectively.

The adoption of this guidance causes a delay in the recognition of underwriting profit on newly issued business, but not the ultimate profitability of that business. The adoption had no impact on Torchmark’s cash flows, liquidity, or the statutory earnings of its insurance subsidiaries.

Policy Claims and Other Benefits Payable

Policy Claims and Other Benefits Payable:    Torchmark establishes a liability for known policy benefits payable and an estimate of claims that have been incurred but not yet reported to the Company. The estimate of unreported claims is based on prior experience. Torchmark makes an estimate after careful evaluation of all information available to the Company. However, there is no certainty the stated liability for claims and other benefits, including the estimate of unsubmitted claims, will be Torchmark’s ultimate obligation.

Income Taxes

Income Taxes:    Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. More information concerning income taxes is provided in Note 8—Income Taxes.

Property and Equipment

Property and Equipment:    Property and equipment, included in “Other assets,” is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight line method over the estimated useful lives of these assets which range from two to ten years for equipment and five to forty years for buildings and improvements. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are recorded when, based on events and circumstances, it becomes evident that the fair value of the asset is less than its carrying amount. Original cost of property and equipment was $119 million at both December 31, 2011 and 2010. Accumulated depreciation was $71 million at year end 2011 and $65 million at the end of 2010. Depreciation expense was $6.8 million in 2011, $6.0 million in 2010, and $4.6 million in 2009

Asset Retirements

Asset Retirements:    Certain of Torchmark’s subsidiaries own and occupy buildings containing asbestos. These facilities are subject to regulations which could cause the Company to be required to remove and dispose of all or part of the asbestos upon the occurrence of certain events. Otherwise, the subsidiaries are under no obligation under the regulations. At this time, no such events under these regulations have occurred. For this reason, the Company has not recorded a liability for this potential obligation, as the time at which any obligation could be settled is not known. Therefore, there is insufficient information to estimate a fair value.

Low-Income Housing Tax Credit Interests

Low-Income Housing Tax Credit Interests:    As of December 31, 2011, Torchmark had $293 million invested in limited partnerships that provide low-income housing tax credits and other related Federal income tax and state premium tax benefits to Torchmark. The carrying value of Torchmark’s investment in these entities was $283 million at December 31, 2010. As of December 31, 2011, Torchmark was obligated under future commitments of $109 million, which amount is included in the above carrying value. Interests for which the return has been guaranteed by unrelated third-parties are accounted for using the effective-yield method. The remaining interests are accounted for using the amortized-cost method.

For 2011 and 2010, the Federal income benefits accrued during the year, net of the amortization associated with guaranteed interests, were recorded in “Income taxes.” Amortization associated with non-guaranteed interests and interests providing for state premium tax benefits was reflected as a component of “Net investment income.” For years prior to 2010, the Federal income tax benefits accrued during the year, net of the amortization associated with all interests, were recorded in “Income taxes.” All state premium tax benefits, net of the related amortization, were recorded in “Net investment income.” At December 31, 2011, $281 million associated with the Federal interests was included in “Other assets” with the remaining $12 million state-related interests included in “Other invested assets.” At December 31, 2010, the comparable amounts were $269 million and $14 million, respectively. Any unpaid commitments to invest are recorded in “Other liabilities.” In the segment analysis, the amortization associated with the non-guaranteed interests is reflected as a component of “Income tax expenses,” and not “Net investment income,” consistent with the treatment of the guaranteed interests. Management views this presentation as a more accurate matching of costs with the associated revenues with respect to the low-income housing interests.

Goodwill

Goodwill:    The excess cost of business acquired over the fair value of their net assets is reported as goodwill. Goodwill is subject to annual impairment testing based on certain procedures outlined by GAAP. The procedures involve measuring the carrying value of each reporting unit of Torchmark’s segments, including the goodwill of that unit, against the estimated fair value of the corresponding unit. If the carrying value of a unit including goodwill exceeds its estimated fair value, then the goodwill in that unit could potentially be impaired. In that event, further testing is required under the accounting guidance to determine the amount of impairment, if any. If there is an impairment in the goodwill of any reporting unit, it is written down and charged to earnings in the period of test.

Torchmark has tested its goodwill annually in each of the years 2009 through 2011. These tests involved assigning carrying value by allocating the Company’s net assets to each of the reporting units of Torchmark’s segments, including the portion of goodwill assigned to the unit. The fair value of each reporting unit is determined using discounted expected cash flows associated with that unit. Judgment and assumptions are used in developing the projected cash flows for the reporting units, and such estimates are subject to change. The Company also exercises judgment in the determination of the discount rate, which management believes to be appropriate for the risk associated with the cash flow expectations. The fair value of each reporting unit is then measured against that reporting unit’s corresponding carrying value. Because the estimated fair value exceeded the carrying value, including goodwill, of each reporting unit in each period, Torchmark’s goodwill was not impaired in any of those periods.

Treasury Stock	Treasury Stock: Torchmark accounts for purchases of treasury stock on the cost method. Issuance of treasury stock is accounted for using the weighted-average cost method.
Settlements

Settlements:    During 2011, Torchmark settled a state administrative matter involving issues arising over a period of many years. The settlement resulted in a pre-tax charge of $6.9 million ($4.5 million after tax). Additionally in 2011, the Company accrued an estimated liability for settlement of an insurance litigation matter expected to settle in 2012. The liability for this litigation, which arose many years ago, was estimated to be $12.0 million pretax ($7.8 million after tax). Please refer to Note 15—Commitments and Contingencies in the Notes to Consolidated Financial Statements for a discussion of the litigation settlement. In 2009, Torchmark recorded a $2.9 million tax settlement primarily resulting from the favorable settlements of U.S. Federal income tax issues that related to prior tax years. More information on this tax settlement is provided in Note 8—Income Taxes. Management removes items that are related to prior periods when evaluating the operating results of current periods. Therefore, these items are excluded in its presentation of segment results as disclosed in Note 14—Business Segments, because accounting guidance requires that operating segment results be presented as management views its business.

Postretirement Benefits

Postretirement Benefits:    Torchmark accounts for its postretirement defined benefit plans by recognizing the funded status of those plans on its Consolidated Balance Sheets in accordance with accounting guidance. Periodic gains and losses attributable to changes in plan assets and liabilities that are not recognized as components of net periodic benefit costs are recognized as components of other comprehensive income, net of tax. More information concerning the accounting and disclosures for postretirement benefits is found in Note 9—Postretirement Benefits.

Stock Compensation

Stock Compensation:    Torchmark accounts for stock-based compensation by recognizing an expense in the financial statements based on the “fair value method.” The fair value method requires that a fair value be assigned to a stock option or other stock grant on its grant date and that this value be amortized over the grantees’ service period.

The fair value method requires the use of an option valuation model to value employee stock options. Torchmark has elected to use the Black-Scholes valuation model for option expensing. A summary of assumptions for options granted in each of the three years 2009 through 2011 is as follows:

	2011	2010	2009
Volatility factor	42.3%	40.3%	29.6%
Dividend yield	1.0%	1.3%	2.4%
Expected term (in years)	4.66	4.74	4.72
Risk-free rate	2.0%	2.5%	2.6%

The expected term is generally derived from Company experience. However, expected terms of grants made under the Torchmark Corporation 2005 Incentive Plan (2005 Plan) and the 2007 Long-Term Compensation Plan (2007 Plan), involving grants made in the years 2005 through 2010, were determined based on the simplified method as permitted by Staff Accounting Bulletins 107 and 110. This method was used because the 2005 and 2007 Plans limited grants to a maximum contract term of seven years, and Torchmark had no previous experience with seven-year contract terms. Prior to 2005, substantially all grants contained ten-year terms. Because a large portion of these grants vest over a three-year period, the Company did not have sufficient exercise history during 2010 or previous years to determine an appropriate expected term on these grants. Beginning in 2011, all grants with seven-year terms are based on Company experience. The Torchmark Corporation 2011 Incentive Plan replaced the previous plans and allows for option grants with a ten-year contractual term which vest over five years in addition to seven-year grants which vest over three years as permitted by the previous plans. The Company has no historical experience with five-year vesting, and will therefore use the simplified method to determine the expected term for these grants until such experience is developed. Volatility and risk-free interest rates are assumed over a period of time consistent with the expected term of the option. Volatility is measured on a historical basis. Monthly data points are utilized to derive volatility for periods greater than three years. Expected dividend yield is based on current dividend yield held constant over the expected term. Once the fair value of an option has been determined, it is amortized on a straight-line basis over the employee’s service period for that grant (from the grant date to the date the grant is fully vested).

Torchmark management views all stock-based compensation expense as a corporate or Parent Company expense and, therefore, presents it as such in its segment analysis (See Note 14—Business Segments). It is included in “Other operating expense” in the Consolidated Statements of Operat

Stock Split

Stock Split:    Torchmark declared a three-for-two stock split paid in the form of a 50% stock dividend on all of the Company’s outstanding common stock. The record date for the split was the close of business on June 1, 2011. On July 1, 2011, the payment date, holders of Torchmark common stock as of the record date received one additional share of stock for every two shares held. The Company paid $123 thousand in cash to acquire 2,841 fractional shares as a result of the split. All share and per share amounts have been adjusted to reflect this split for all periods presented in these consolidated financial statements. “Common stock” and “Retained earnings” presented for all prior periods in the accompanying Consolidated Balance Sheet and Consolidated Statements of Shareholders’ Equity have also been retroactively adjusted to reflect this split.

Earnings Per Share

Earnings Per Share:    Torchmark presents basic and diluted earnings per share (EPS) on the face of the Consolidated Statements of Operations. Basic EPS is computed by dividing income available to common shareholders by the weighted average common shares outstanding for the period. Diluted EPS is calculated by adding to shares outstanding the additional net effect of potentially dilutive securities or contracts, such as stock options, which could be exercised or converted into common shares. For more information on earnings per share, see Note 12—Shareholders’ Equity.